UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V53471-S90711 APPLIED DNA SCIENCES, INC. ATTN: BETH JANTZEN 50 HEALTH SCIENCES DRIVE STONY BROOK, NY 11790 APPLIED DNA SCIENCES, INC. 2024 Special Meeting Vote by August 1, 2024 11:59 PM ET You invested in APPLIED DNA SCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 2, 2024. Vote Virtually at the Meeting* August 2, 2024 10:00 AM Local Time Virtually at: www.virtualshareholdermeeting.com/APDN2024SM *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 19, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V53472-S90711 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V53472-S90711